Exhibit (m)(2): Calculations of Illustrations for VUL IV/VUL IV - ES NY 2005 Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $16,466.69
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $13,358.93
+ Annual Premium*                   $ 4,500.00
- Premium Expense Charge**          $   157.50
- Monthly Deduction***              $   904.30
- Mortality & Expense Charge****    $   154.89
+ Hypothetical Rate of Return*****  $  (175.55)
                                    -----------
=                                   $   16,467  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   ------
1       $ 75.25
2       $ 75.27
3       $ 75.29
4       $ 75.31
5       $ 75.33
6       $ 75.35
7       $ 75.37
8       $ 75.39
9       $ 75.41
10      $ 75.43
11      $ 75.45
12      $ 75.47
Total   $904.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  (15.12)
2       $  (15.03)
3       $  (14.94)
4       $  (14.85)
5       $  (14.76)
6       $  (14.67)
7       $  (14.58)
8       $  (14.50)
9       $  (14.41)
10      $  (14.32)
11      $  (14.23)
12      $  (14.14)
Total   $ (175.55)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $16,466.69
- Year 5 Surrender Charge      $ 4,168.00
                               ----------
=                              $   12,299 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $19,863.57
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $15,623.86
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $   897.70
- Mortality & Expense Charge****     $   175.35
+ Hypothetical Rate of Return*****   $   970.26
                                     ----------
=                                    $   19,864 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   ------
1       $ 74.80
2       $ 74.80
3       $ 74.80
4       $ 74.80
5       $ 74.81
6       $ 74.81
7       $ 74.81
8       $ 74.81
9       $ 74.81
10      $ 74.81
11      $ 74.82
12      $ 74.82
Total   $897.70

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $   81.05
2        $   81.01
3        $   80.98
4        $   80.94
5        $   80.91
6        $   80.87
7        $   80.84
8        $   80.80
9        $   80.77
10       $   80.73
11       $   80.70
12       $   80.66
Total    $  970.26

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,863.57
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   15,696 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $23,855.57
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $18,180.75
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $   890.10
- Mortality & Expense Charge****     $   198.43
+ Hypothetical Rate of Return*****   $ 2,420.86
                                     ----------
=                                    $   23,856 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   ------
1       $ 74.29
2       $ 74.27
3       $ 74.25
4       $ 74.23
5       $ 74.21
6       $ 74.19
7       $ 74.17
8       $ 74.14
9       $ 74.12
10      $ 74.10
11      $ 74.08
12      $ 74.05
Total   $890.10

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  196.49
2       $  197.42
3       $  198.35
4       $  199.30
5       $  200.25
6       $  201.21
7       $  202.18
8       $  203.15
9       $  204.14
10      $  205.13
11      $  206.13
12      $  207.13
Total   $2,420.86

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $23,855.57
- Year 5 Surrender Charge      $ 4,168.00
                               ----------
=                              $   19,688 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $121,395.71
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 98,272.87
+ Annual Premium*                   $ 30,000.00
- Premium Expense Charge**          $  1,050.00
- Monthly Deduction***              $  3,420.14
- Mortality & Expense Charge****    $  1,128.29
+ Hypothetical Rate of Return*****  $ (1,278.73)
                                    ------------
=                                   $   121,396  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  284.60
2       $  284.68
3       $  284.75
4       $  284.83
5       $  284.90
6       $  284.98
7       $  285.05
8       $  285.12
9       $  285.20
10      $  285.27
11      $  285.34
12      $  285.42
Total   $3,420.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ----------
1        $  (108.86)
2        $  (108.44)
3        $  (108.02)
4        $  (107.60)
5        $  (107.18)
6        $  (106.77)
7        $  (106.35)
8        $  (105.93)
9        $  (105.52)
10       $  (105.10)
11       $  (104.69)
12       $  (104.27)
Total    $(1,278.73)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $121,395.71
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $   100,556 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $145,888.20
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $114,541.55
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,050.00
- Monthly Deduction***               $  3,383.47
- Mortality & Expense Charge****     $  1,275.03
+ Hypothetical Rate of Return*****   $  7,055.15
                                     -----------
=                                    $   145,888 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
1        $  282.12
2        $  282.09
3        $  282.06
4        $  282.03
5        $  282.00
6        $  281.97
7        $  281.94
8        $  281.91
9        $  281.88
10       $  281.85
11       $  281.82
12       $  281.79
Total    $3,383.47

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.
      The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $  583.49
2        $  584.29
3        $  585.09
4        $  585.89
5        $  586.70
6        $  587.51
7        $  588.32
8        $  589.13
9        $  589.95
10       $  590.77
11       $  591.60
12       $  592.42
Total    $7,055.15

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $145,888.20
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $   125,048 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $174,617.76
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $132,876.93
+ Annual Premium*                  $ 30,000.00
- Premium Expense Charge**         $  1,050.00
- Monthly Deduction***             $  3,341.38
- Mortality & Expense Charge****   $  1,440.37
+ Hypothetical Rate of Return***** $ 17,572.57
                                   -----------
=                                  $   174,618 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
1        $  279.33
2        $  279.17
3        $  279.01
4        $  278.86
5        $  278.70
6        $  278.54
7        $  278.37
8        $  278.21
9        $  278.05
10       $  277.88
11       $  277.71
12       $  277.55
Total    $3,341.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $ 1,413.97
2       $ 1,422.89
3       $ 1,431.88
4       $ 1,440.94
5       $ 1,450.08
6       $ 1,459.29
7       $ 1,468.58
8       $ 1,477.95
9       $ 1,487.39
10      $ 1,496.91
11      $ 1,506.51
12      $ 1,516.18
Total   $17,572.57

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $174,617.76
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $   153,778 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $14,960.10
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $12,229.69
+ Annual Premium*                   $ 4,500.00
- Premium Expense Charge**          $   157.50
- Monthly Deduction***              $ 1,307.53
- Mortality & Expense Charge****    $   142.76
+ Hypothetical Rate of Return*****  $  (161.80)
                                    -----------
=                                   $   14,960  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  101.26
2       $  101.30
3       $  101.34
4       $  101.37
5       $  101.41
6       $  101.44
7       $  101.48
8       $  101.51
9       $  101.55
10      $  101.59
11      $  101.62
12      $  101.66
Total   $1,217.53

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $ (14.12)
2        $ (14.00)
3        $ (13.89)
4        $ (13.77)
5        $ (13.66)
6        $ (13.54)
7        $ (13.42)
8        $ (13.31)
9        $ (13.19)
10       $ (13.08)
11       $ (12.96)
12       $ (12.85)
Total    $(161.80)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $14,960.10
- Year 5 Surrender Charge      $ 4,168.00
                               ----------
=                              $   10,792 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,140.52
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,362.59
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $ 1,299.21
- Mortality & Expense Charge****     $   162.05
+ Hypothetical Rate of Return*****   $   896.69
                                     ----------
=                                    $   18,141 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
1        $  100.70
2        $  100.71
3        $  100.72
4        $  100.74
5        $  100.75

Month      COI
-----    -------
6        $  100.76
7        $  100.77
8        $  100.79
9        $  100.80
10       $  100.81
11       $  100.82
12       $  100.84
Total    $1,209.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $   75.77
2        $   75.58
3        $   75.39
4        $   75.20
5        $   75.01
6        $   74.82
7        $   74.63
8        $   74.44
9        $   74.25
10       $   74.05
11       $   73.86
12       $   73.67
Total    $  896.69

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $18,140.52
- Year 5 Surrender Charge      $ 4,168.00
                               ----------
=                              $   13,973 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 222% x $21,886.90
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $16,774.80
+ Annual Premium*                     $ 4,500.00
- Premium Expense Charge**            $   157.50
- Monthly Deduction***                $ 1,289.62
- Mortality & Expense Charge****      $   183.86
+ Hypothetical Rate of Return*****    $ 2,243.08
                                      ----------
=                                     $   21,887 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
------   -------
1        $  100.06
2        $  100.04
3        $  100.03
4        $  100.01
5        $   99.99
6        $   99.98
7        $   99.96
8        $   99.94
9        $   99.93
10       $   99.91
11       $   99.89
12       $   99.87
Total    $1,199.62

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $  183.89
2        $  184.43
3        $  184.97
4        $  185.51
5        $  186.06
6        $  186.62
7        $  187.18
8        $  187.74
9        $  188.31
10       $  188.88
11       $  189.46
12       $  190.04
Total    $2,243.08

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $21,886.90
- Year 5 Surrender Charge     $ 4,168.00
                              ----------
=                             $   17,719 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $110,976.77
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 90,315.60
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,050.00
- Monthly Deduction***               $  6,062.12
- Mortality & Expense Charge****     $  1,043.77
+ Hypothetical Rate of Return*****   $ (1,182.94)
                                     ------------
=                                    $   110,977 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  496.67
2       $  496.85
3       $  497.04
4       $  497.22
5       $  497.40
6       $  497.59
7       $  497.77
8       $  497.95
9       $  498.14
10      $  498.32
11      $  498.50
12      $  498.68
Total   $5,972.12

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ----------
1       $  (101.85)
2       $  (101.25)
3       $  (100.65)
4       $  (100.06)
5       $   (99.46)
6       $   (98.87)
7       $   (98.28)
8       $   (97.69)
9       $   (97.09)
10      $   (96.50)
11      $   (95.91)
12      $   (95.32)
Total   $(1,182.94)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $110,976.77
- Year 5 Surrender Charge     $ 20,840.00
                              -----------
=                             $    90,137 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $133,943.62
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $105,636.53
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,050.00
- Monthly Deduction***               $  6,002.22
- Mortality & Expense Charge****     $  1,182.20
+ Hypothetical Rate of Return*****   $  6,541.50
                                     -----------
=                                    $   133,944 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----    ---------
1        $  492.61
2        $  492.62
3        $  492.64
4        $  492.65
5        $  492.66
6        $  492.68
7        $  492.69
8        $  492.71
9        $  492.72
10       $  492.73
11       $  492.75
12       $  492.76
Total    $5,912.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $  546.32
2        $  546.10
3        $  545.89
4        $  545.67
5        $  545.46
6        $  545.24
7        $  545.02
8        $  544.80
9        $  544.58
10       $  544.36
11       $  544.14
12       $  543.92

Month    Interest
-----    ---------
Total    $ 6,541.50

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $133,943.62
- Year 5 Surrender Charge     $ 20,840.00
                              -----------
=                             $   113,104 (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $160,938.92
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $122,931.98
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,050.00
- Monthly Deduction***               $  5,933.32
- Mortality & Expense Charge****     $  1,338.42
+ Hypothetical Rate of Return*****   $ 16,328.67
                                     -----------
=                                    $   160,939 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
1        $488.02
2        $487.83
3        $487.64
4        $487.45
5        $487.25

Month       COI
-----    ---------
6        $  487.05
7        $  486.85
8        $  486.65
9        $  486.45
10       $  486.25
11       $  486.04
12       $  485.83
Total    $5,843.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
------   ---------
1        $ 1,325.03
2        $ 1,331.34
3        $ 1,337.71
4        $ 1,344.12
5        $ 1,350.59
6        $ 1,357.12
7        $ 1,363.69
8        $ 1,370.33
9        $ 1,377.01
10       $ 1,383.76
11       $ 1,390.56
12       $ 1,397.41
Total    $16,328.67

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $160,938.92
- Year 5 Surrender Charge     $ 20,840.00
                              -----------
=                             $   140,099 (rounded to the nearest dollar)